Exhibit 10.3


                            MDU Resources Group, Inc.
                     2005 NEO Annual Award Opportunity Chart


                                            1/1/2005
                                              Base
Name               Title                  Compensation     Threshold ($)   Target ($)   Maximum ($)
----               -----                  ------------     -------------   ----------   -----------

Martin A. White    Chairman of the      $   700,000  100%     70,000        700,000     1,400,000
                   Board, President
                   and Chief
                   Executive Officer

Warren L.          Executive Vice       $   370,000   50%     18,500        185,000       370,000
Robinson           President and
                   Chief Financial
                   Officer

John K.            President and        $   370,000   50%     46,250        185,000       370,000
Castleberry        Chief Executive
                   Officer, WBI
                   Holdings, Inc.

Terry D.           President and        $   370,000   50%     46,250        185,000       370,000
Hildestad          Chief Executive
                   Officer, Knife
                   River Corporation

Paul E.            President and        $   285,000   50%     14,250        142,500       285,000
Gatzemeier         Chief Executive
                   Officer,
                   Centennial Energy
                   Resources LLC